SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 12, 1996


                   FLORIDA GAMING CORPORATION
        (Exact name of registrant as specified in charter)


   Delaware                0-9099                  59-1670533
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)             Identification
incorporation)                                    No.)


1750 South Kings Highway
Fort Pierce, Florida                                   34945-3099
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (407) 464-7500


                         Not Applicable
                 (Former name or former address,
                  if changed since last report.)










             INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquistion or Disposition of Assets.

     On September 12, 1996, the Registrant consummated the purchase of notes (the "WJA Notes") of WJA Realty Limited Partnership ("World Jai-Alai") from the Bank of Oklahoma, National Association ("BOK"). The WJA Notes total $20,728,826 (consisting of $16,887,907 principal and $3,840,919 accrued but unpaid interest), currently bearing interest at 9.25% on the principal and unpaid interest. The Registrant paid $2,000,000 in cash, issued 703,297 shares of the Registrant's Common Stock (to be delivered to a subsidiary of BOK following approval from the State of Florida Department of Business and Professional Regulation), issued a promissory note in the original principal amount of $6,000,000 to BOK bearing interest at New York Prime Rate, and issued a $1,000,000 original principal amount non-interest bearing promissory note to BOK in payment of a contingent liability relating to certain collections by the Registrant in excess of $12,000,000 on account of the WJA Notes. The terms of the transaction were determined based on arm's length negotiations.
The WJA Notes are secured by real estate and improvements consisting of three Jai-Alai pari-mutuel wagering facilities located at Miami, Tampa and Ocala, Florida.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Florida Gaming Corporation Pro Forma Consolidated Balance Sheets as of June 30, 1996, with accompanying notes
          (unaudited).

          Florida Gaming Corporation Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1996, with accompanying notes (unaudited).

          Florida Gaming Corporation Pro Forma Consolidated Statements of Operations for the year ended December 31, 1995, with accompanying notes (unaudited).



                    FLORIDA GAMING CORPORATION

                      INTRODUCTORY HEAD NOTE

          TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                           UNAUDITED

In May 1996, the Florida state Legislature approved House Bill #337 which authorized card rooms at all licensed Pari-Mutuels.
The card rooms will be administered by the State of Florida, Department of Business and Professional Regulation, and are subject to approval by the county commission where the pari-mutuel facility is located.

On July 3, 1996 Florida Gaming Corporation ("the Company"), signed an agreement to purchase notes of WJA Realty Limited
Partnership ("World Jai-Alai"), (the" WJA Notes") with balances aggregating about $20,000,000 from the Bank of Oklahoma, N.A.
("BOK"). World Jai-Alai owns and operates pari-mutuels facilities in Dade and Hillsborough Counties, Florida, which collateralize these notes. The purchase agreement called for an $8,000,000 cash payment, the issuance of 615,385 common shares and a contingent liability in the form of a $1,000,000 non-interest bearing note. The purchase was conditioned upon the local approval of card rooms in Dade and Hillsborough Counties, Florida. Dade County approved card rooms on September 10th via a County Ordinance.

On September 12, 1996,  the Company completed the purchase of the
WJA Notes on a basis modified from the original  agreement.   As
consideration for the WJA Notes the Company paid $2,000,000 in cash, issued 703,297 shares of its common stock (to be delivered once BOK receives approval from the Department of Business and Professional Regulation), gave BOK a $6,000,000 promissory note bearing interest at New York Prime Rate, and also is committed to the $1,000,000 contingent liability as discussed above. The $6,000,000 note is secured by the WJA Notes and the underlying collateral. The WJA Notes originally totaled $17,500,000. The current principal balance is $16,887,907 with $3,840,919 in accrued but unpaid interest, both  bearing interest at 9.25%.

The following proforma financial statements reflect this transaction as applied to the historical data for each period presented and they should be read in conjunction with:

The Company's audited consolidated financial statements and related notes as of December 31, 1995 included in the annual report on Form 10-KSB as filed with the Securities and Exchange
Commission.

The Company's unaudited consolidated financial statements and related notes as of June 30, 1996 included in its quarterly report on Form 10-QSB as filed with the Securities and Exchange
Commission.

The notes to the proforma consolidated financial statements, included in this Form 8-K.



                    FLORIDA GAMING CORPORATION

              PRO FORMA CONSOLIDATED BALANCE SHEETS

                    JUNE 30, 1996 (Unaudited)


                              Historical     Adjusting   Adjusting     Proforma
                                                                        FGC/
                                6/30/96       Entries     Entries      WJA NOTE
ASSETS
Current Assets                                               Note 4
Cash                         $3,364,773                  $2,000,000  $1,364,773
Notes and Receivables         1,008,565                               1,008,565
Inventories                      32,616                                  32,616
Prepaid Expense & Other          39,303                                  39,303

Total Current Assets         $4,445,257                              $2,445,257

Investments/Gaming Venture      344,000     Note 3                      344,000
Investment WJA Note                         $13,747,255              13,747,255
Total Investments            $  344,000                             $14,091,255


Land                         $2,744,716                              $2,744,716
Buildings/Improvements        1,937,418                               1,937,418
Furn./Fix./Equip.               668,985                                 668,985
Construction WIP                                                         -
  Subtotal                   $5,351,119                              $5,351,119
Less Accum. Depreciation       (432,694)                               (432,694)
                             $4,918,425                              $4,918,425

Other Assets                    $20,148                                 $20,148

  Subtotal                      $20,148                                 $20,148

TOTAL ASSETS                 $9,727,830                             $21,475,085


LIABILTIES
AND
CAPITAL
Current Liabilities
Accounts Payable               $117,591                                $117,591
Accrued Expenses               $245,661                                 245,661
Short Term/Current
 Portion L.T. Debt             $136,420                                 136,420
                                                                              -
Total Current Liabilities      $499,672                                $499,672

Long Term Liabilities
Long Term Debt               $1,697,856                              $1,697,856
New Long Term Debt                           Note 5 >   $6,000,000   $6,000,000
Non-Interest Bearing Note                    Note 6 >    1,000,000    1,000,000
Total Long Term Debt         $1,697,856                 $7,000,000   $8,697,856

Stockholders Equity
Class A Preferred, Convertible    3,473                                   3,473
Class B Preferred, Convertible      323                                     323

Common Stock                    338,040      Note 7 >       70,330      408,370

Capital in Excess of Par     29,394,045      Note 7 >    4,676,925   34,070,970
Retained Earnings/Accum.
  Deficit                   (22,205,579)                            (22,205,579)
  Total Equity               $7,530,302                             $12,277,557
TOTAL LIABILITIES
  & CAPITAL                  $9,727,830   $13,747,255  $13,747,255  $21,475,085





                  FLORIDA GAMING CORPORATION

       PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

            FOR THE SIX MONTHS ENDED JUNE 30, 1996




                              Historical     Adj. Dr     Adj. Cr    Proforma

PARI-MUTUEL HANDLE:
     Jai-Alai--------------   $3,665,582                           $ 3,665,582
     ITW-------------------   11,493,570                            11,493,570
                             $15,159,152        $0            $0   $15,159,152
REVENUE:
  Pari-Mutuel
     Net Jai Alai-----------    $807,804                              $807,804
     Net InterTrack
       Wagering-------------  1,140,602                              1,140,602
                             $1,948,406         $0            $0    $1,948,406
     Other
      Net Admissions---------   $77,334                   Note 1       $77,334
      Food, Beverage,
      & Other    -----------    496,565                                496,565
      Interest on WJA Notes                              $958,708      958,708
                               $573,899         $0       $958,708   $1,532,607
     Total Revenues--------- $2,522,305         $0       $958,708   $3,481,013
EXPENSES:
     Operating Expenses------$2,057,608                             $2,057,608
     General & Administrative-  913,911                                913,911
     Depreciation-------------   97,200        Note 2                   97,200
     Interest-----------------   81,749      $247,500                  329,249
     Total                   $3,150,468      $247,500          $0   $3,397,968

NET OPERATING  INCOME         ($628,163)    ($247,500)   $958,708      $83,045

OTHER INCOME  (EXPENSE)
     Interest and Dividends---  104,905                                104,905
     Realized Gain on Sec.----        0                                      0
                                104,905                                104,905
 TAXES                               $0                                     $0
NET  INCOME                   ($523,258)    ($247,500)   $958,708     $187,950

Income (loss)                    ($.016)                                 $0.06
per common share                                          fully diluted  $0.03







                     FLORIDA GAMING CORPORATION

          PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

          FOR THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)


                              Historical     Adj. Dr     Adj. Cr    Proforma

PARI-MUTUEL HANDLE:
     Jai-Alai--------------   $4,792,351                             $4,792,351
     ITW-------------------   20,372,323                             20,372,323
                             $25,164,674         $0        $0       $25,164,674
REVENUE:
 Pari-Mutuel
         Net Jai Alai-------  $1,091,069                             $1,091,069
         Net InterTrack
          Wagering----------   2,047,335                              2,047,335
                              $3,138,404         $0        $0        $3,138,404
     Other
      Net Admissions--------    $151,438                   Note 1      $151,438
      Food, Beverage,
       & Other----------         796,184                                796,184
      Interest on WJA Notes                              $1,917,416   1,917,416
                                $947,622         $0      $1,917,416  $2,865,038
     Total Revenues---------  $4,086,026         $0      $1,917,416  $6,003,442
EXPENSES:
     Operating Expenses-----  $2,873,849                             $2,873,849
     General &
      Administrative--------   1,594,856                              1,594,856
     Depreciation-----------     194,682      Note 2                    194,682
     Interest---------------     167,206     $495,000                    662,206
     Total                    $4,830,593     $495,000         $0      $5,325,593

NET OPER.  INCOME (LOSS)       ($744,567)   ($495,000)   $1,917,416     $677,849

OTHER INCOME  (EXPENSE)
     Interest and Dividends--     77,673                                  77,673
     Realized Gain on Sec.---    195,939                                 195,939
                                 273,612                                 273,612
 TAXES                                $0                                      $0
NET  INCOME                    ($470,955)   ($495,000)   $1,917,416     $873,788

Income (loss) per
  common share                    ($0.15)                                  $0.28
                                                         fully diluted     $0.15




                  FLORIDA GAMING CORPORATION

     NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                          UNAUDITED

Note A - The accompanying proforma balance sheets and statements of operations combine the historical balance sheets of the Company as of June 30, 1996 with adjustments to give proforma effect to the transaction as described in the introductory head note. The historical statements of operations for the period ended December 31, 1995 and June
30, 1996, respectively, have also been adjusted to this extent.

Note B - Proforma income per share has been computed based on the weighted average number of common shares outstanding for each period, 3,261,083 and 3,120,674,for the periods ended June 30, 1996, and December 31, 1995, respectively.
Fully diluted income per share included 2,400,589 and 2,336,065 in shares issueable under certain options and convertible preferred stocks as of June 30, 1996, and December 31, 1995, respectively.

Note C - The following adjustments have been made to give proforma effect to the transaction described in the introductory head note:

Note 1 - Represents interest income on the WJA Notes computed at 9.25% on the principal and unpaid interest.

Note 2 - Represents interest expense on the $6,000,000 of the purchase price of the WJA Notes financed by the Bank of Oklahoma bearing interest at 8.25%.

Note 3- The basis of Florida Gaming s investment in the WJA
Notes.  This was  calculated as follows:

              $2,000,000   Cash
               6,000,000   Note to the Bank of Oklahoma
               1,000,000   Contingent non-interest bearing
                           note to the Bank of Oklahoma
                4,747,255  The approximated Fair value of
                           the 703,297 shares issued to BOK*
                $13,747,255
                            * The stock was valued at $6.75
per share which was the closing price as of the closing date. In the months preceding the transaction the stock had traded considerably higher ($9 to $10 range during July).
For the ten day period prior to closing the average of the high and low was $5.6875. During the several days following the transaction the stock has traded in the $7.25 to $7.75 range. Management feels that the $6.75 accurately reflects the value of the stock issued in the transaction, particularly since the Company has filed a Registration Statement on Form S-3 to register these shares for resale. The recorded value of the notes was determined using the values of the consideration paid.

Note - 4 - The cash portion of the transaction.

Note - 5 - The $6,000,000 principal amount Note to the Bank of Oklahoma bearing interest at New York Prime Rate.

Note - 6 - The contingent liability issued to BOK in the form of a non-interest bearing promissory note to be paid when cash-flow from the WJA Notes exceeds certain levels in excess of $12,000,000 (see Purchase Agreement and Amendment included in exhibits.)

Note - 7 - Represents the par value ($70,330) at $0.10 per share. Value in excess of par value was credited as such.

Note D - No Federal Income Tax was accrued for these periods due to the Company's available Net Operating Loss carry-forwards.

     (c)  Exhibits.

          Exhibit 10.1 -- Amendment to Loan Sale Agreement dated September 12, 1996, among the Registrant,
          Bank of Oklahoma, National Association, and BOK DPC
          Asset Holding Corporation.

          Exhibit 10.2 -- Pledge Agreement dated September
          12, 1996, between the Registrant and Bank of Oklahoma, National Association.

          Exhibit 10.3 -- Secured Note dated September 12,
          1996, in the initial principal amount of $6,000,000 payable by Registrant to the order of Bank of Oklahoma, National Association.

          Exhibit 10.4 -- Promissory Note dated September 12,
          1996, in the initial principal amount of $1,000,000 payable by Registrant to the order of Bank of Oklahoma, National Association.


                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        FLORIDA GAMING CORPORATION



                        By /s/ Timothy L. Hensley

                          Timothy L. Hensley
                          Executive Vice President,
                          Treasurer
                          and Chief Financial Officer

                          Date: September 27, 1996